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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549



                                   Form 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported):  November 4, 1999


                               AirGate PCS, Inc.

             (Exact name of registrant as specified in its charter)


          Delaware                      027455                  58-2422929
----------------------------     ---------------------     -------------------
(State or other Jurisdiction     (Commission File No.)     (I.R.S. Employer
      of Incorporation)                                    Identification No.)

          233 Peachtree Street, N.E.                  30303
                                                   ----------
          Harris Tower, Suite 1700,                (Zip Code)
             Atlanta, Georgia
 -----------------------------------------
 (Address of principal executive offices)


      Registrant's telephone number, including area code: (404) 525-7272


                                Not Applicable

         (Former name or former address, if changed since last report)
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Item 8.  Change in Fiscal Year.
-------------------------------

     On October 21, 1999, the Registrant changed its fiscal year from the year ending December 31 that was reported in its most recent filing with the Commission. The Registrant's fiscal year was changed to a fiscal year ending on September 30. A Form 10-K will be filed with the Commission covering the transition period from January 1, 1999 to September 30, 1999.

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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        AIRGATE PCS, INC.



Date: November 4, 1999                  By: /s/ Thomas M. Dougherty
                                           ----------------------------
                                                Thomas M. Dougherty,
                                                Chief Executive Officer


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